Exhibit 99.2


          UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL INFORMATION

      Set forth below are the Unaudited Pro Forma Combined Condensed Balance Sheet of the Company at December 30, 2001 and the Unaudited Pro Forma Combined Condensed Statement of Income of the Company for the twelve months ended December 30, 2001. The Unaudited Pro Forma Combined Condensed Balance Sheet gives effect to the Merger, the Consent Payments, the Bank Financing and all related fees and expenses as if they had occurred on December 30, 2001. The Unaudited Pro Forma Combined Condensed Statement of Income gives effect to the Merger, the Consent Payments, the Bank Financing, the Dopaco Acquisition and all related fees and expenses as if they had occurred on December 25, 2000. The Unaudited Pro Forma Combined Condensed Financial Information does not purport to be indicative of the Company's financial position or results of operations that would actually have been obtained had the Merger, the Consent Payments, the Bank Financing, the Dopaco Acquisition and all related fees and expenses been completed as of the date or for the period presented, or to project the Company's financial position or results of operations at any future date or for any future period. The unaudited pro forma adjustments are based upon available information and upon certain assumptions that the Company believes are reasonable. The Unaudited Pro Forma Combined Condensed Financial Information should be read in conjunction with "Management's Discussion and Analysis of Financial Condition and Results of Operations" and the Historical Consolidated Financial Statements and the notes thereto in the Forms 10-K and 10-Q of Sweetheart Holdings Inc. ("Sweetheart Holdings") and The Fonda Group, Inc. ("Fonda") as filed with the Securities and Exchange Commission.

      As used herein, (i) "Company" means Sweetheart Holdings and its subsidiaries, including Sweetheart Cup Company Inc. ("Sweetheart"), after giving pro forma effect to the Merger (as hereinafter defined), (ii) "Merger" means the merger of Fonda with and into Sweetheart, (iii) "Consent Payments" means the consent fees payable to the holders of Sweetheart's 10-1/2% Senior Subordinated Notes due 2003 (the "Notes"), and the increase in the annual interest rate on the Notes from 10-1/2% to 12%, each pursuant to the consent solicitation commenced by Sweetheart on February 14, 2002, (iv) "Bank Financing" means the new five year $235 million senior revolving credit facility with Bank of America, N.A., as agent, to be entered into in connection with the Merger, which would replace Sweetheart's and Fonda's existing domestic revolving credit and term loan facilities; borrowings under the new facility, at the Company's election, would bear interest at either (i) a bank's base rate revolving loan reference rate + .5% or (ii) reserve adjusted LIBOR + 2.5%, and the new facility would be collateralized by the Company's accounts, inventory, general intangibles and certain other assets, and (v) the "Dopaco Acquisition" means the August 2001 acquisition by Fonda of substantially all of the property, plant and equipment, intangibles and net working capital of the consumer division of Dopaco, Inc. located in El Cajon, California.


                              Unaudited Pro Forma Combined Condensed Balance Sheet
                                              (In thousands)

                                                                         As of December 30, 2001
                                                       -----------------------------------------------------------------
                                                                                                  Consent
                                                        Sweetheart                                Payments
                                                         Holdings      Fonda                      and Bank
                                                        Historical    Historical Eliminations(1)  Financing    Pro Forma
                                                        ----------    ---------- ---------------  ---------    ---------

   Assets
Current assets:
  Cash and cash equivalents ..........................   $   5,485    $   1,661    $    --      $    --         $   7,146
  Cash in escrow .....................................       5,241         --           --           --             5,241
  Receivables, net ...................................     104,530       64,219       (3,475)        --           165,274
  Inventories ........................................     158,775       53,180          119         --           212,074
  Deferred income taxes ..............................      16,982        6,918         --           --            23,900
  Assets held for sale ...............................       5,275         --           --           --             5,275
  Other current assets ...............................      24,521        8,345         --           --            32,866
                                                         ---------    ---------    ---------       ---------    ---------

    Total current assets .............................     320,809      134,323       (3,356)        --           451,776

Property, plant and equipment, net....................     208,518       52,909         (223)        --           261,204
Deferred income taxes ................................      31,047         --           --            584(2)       31,631
Other assets .........................................      34,973       62,487         --          2,141(2)       99,601
                                                         ---------    ---------    ---------    ---------       ---------
    Total assets .....................................   $ 595,347    $ 249,719    $  (3,579)   $   2,725       $ 844,212
                                                         =========    =========    =========    =========       =========

Liabilities and Shareholders' Equity
Current liabilities:
  Accounts payable ...................................   $  70,164    $   7,612    $  (1,121)   $    --         $  76,655
  Accrued payroll and related costs....................     32,648       10,500         --           --            43,148
  Other current liabilities ..........................      28,672       28,750       (2,219)        --            55,203
  Current portion of deferred gain on sale
    of assets ........................................      10,275         --           --           --            10,275
  Current portion of long-term  debt..................      13,333        3,114         --         (2,862)(3)      13,585
                                                         ---------    ---------    ---------    ---------       ---------

    Total current liabilities.........................     155,092       49,976       (3,340)      (2,862)        198,866

Deferred income taxes ................................        --          4,334         --           --             4,334
Long-term debt .......................................     253,725      172,273         --          6,462(3)      432,460
Deferred gain on sale of assets.......................      81,104         --           --           --            81,104
Other liabilities ....................................      68,063          989         --           --            69,052
                                                         ---------    ---------    ---------    ---------       ---------
    Total liabilities ................................     557,984      227,572       (3,340)       3,600          785,81
                                                         ---------    ---------    ---------    ---------       ---------

Minority interest in subsidiary.......................       2,163         --           --           --             2,163
                                                         ---------    ---------    ---------    ---------       ---------

Common stock .........................................          54         --           --           --                54
Additional paid-in capital ...........................     100,192        1,091         --           --           101,283
Retained earnings (deficit) ..........................     (55,004)      21,247         (239)        (875)(2)     (34,871)
Accumulated other comprehensive loss..................     (10,042)        (191)        --           --           (10,233)
                                                         ---------    ---------    ---------    ---------       ---------

    Total shareholders' equity .......................      35,200       22,147         (239)        (875)         56,233
                                                         ---------    ---------    ---------    ---------       ---------

    Total liabilities and shareholders' equity .......   $ 595,347    $ 249,719    $  (3,579)   $   2,725       $ 844,212
                                                         =========    =========    =========    =========       =========


       See notes to Unaudited Pro Forma Combined Condensed Balance Sheet.

        Notes to Unaudited Pro Forma Combined Condensed Balance Sheet

(1) Reflects the elimination of intercompany balances between Sweetheart and Fonda.

(2) Consists of (i) the write-off of unamortized debt issuance costs of $1.5 million, net of $0.6 million of tax related to the debt being repaid and
     (ii) the addition of $3.6 million of debt issuance costs to be incurred in connection with the consent solicitation and the Bank Financing.

(3) Adjustment reflects the repayment of old debt and new borrowings as follows (in thousands):


                                                           Carrying
                                                             Value
                                               Current     Long-Term    Total
                                               -------     ---------    -----

Old Debt
 Sweetheart:
   Repay U.S. revolving credit facility ... $    --      $(126,408)   $(126,408)
   Repay term loan ......................      (5,000)      (6,691)     (11,691)
 Fonda:
   Repay revolving credit facility ......        --        (40,963)     (40,963)
   Repay term loan ......................      (3,000)     (11,000)     (14,000)
                                            ---------    ---------    ---------
 Total old debt .........................      (8,000)    (185,062)    (193,062)
                                            ---------    ---------    ---------
New Borrowings
 New Senior Credit Facility .............        --        170,971      170,971
 New term loan ..........................       5,138       20,553       25,691
                                            ---------    ---------    ---------
   Total new borrowings .................        --        191,524      196,662
                                            ---------    ---------    ---------
 Net adjustment .........................   $  (2,862)   $   6,462    $   3,600
                                            =========    =========    =========


                              Unaudited Pro Forma Combined Condensed Statement of Income
                                                  (In thousands)

                                                                      Twelve Months Ended December 30, 2001
                                                       ----------------------------------------------------------------------------
                                                                                                 Consent
                                                       Sweetheart                                Payments
                                                        Holdings      Fonda                      and Bank   Dopaco          Pro
                                                       Historical    Historical Eliminations(1)  Financing  Acquisition(2) Forma
                                                       ----------    ---------- ---------------  ---------  -----------    ------

Statement of Income Data:
Net sales .............................................  $ 975,785    $  367,591   $   (32,332)   $     --  $25,282   $ 1,336,326
Cost of sales .........................................    873,635       295,256       (32,395)         --   23,263     1,159,759
                                                         ---------    ----------   -----------    --------  -------   -----------

  Gross profit ........................................    102,150        72,335            63          --    2,019       176,567
Selling, general and administrative expenses ..........     65,449        47,729            --          --      748       113,926
Restructuring charge ..................................         --           504            --          --       --           504
Asset impairment expense ..............................      2,244            --            --          --       --         2,244
Other income, net .....................................     (9,869)         (823)           --          --       --       (10,692)
                                                         ---------    ----------   -----------    --------  -------   -----------

  Operating income ....................................     44,326        24,925            63          --    1,271        70,585
Interest expense, net .................................     23,118        15,141            --           7(3)    --        38,266
                                                         ---------    ----------   -----------    --------  -------   -----------

  Income (loss) before income taxes,
  minority interest and extraordinary loss ............     21,208         9,784            63          (7)   1,271        32,319
Income tax expense (benefit)(4) .......................      8,501         4,003            25          (3)     508        13,034
Minority interest in subsidiary's
  income ..............................................        101            --            --          --       --           101
                                                         ---------    ----------   -----------    --------  -------   -----------

  Income (loss) before extraordinary loss .............  $  12,606    $    5,781   $        38    $     (4) $   763   $    19,184
                                                         =========    ==========   ===========    ========  =======   ===========

Other Financial Data:
EBITDA(5) .............................................  $  58,386    $   32,353                                      $    93,206
Depreciation and amortization(6) ......................     21,685         7,747                                           30,565
Cash interest expense(7) ..............................     21,794        14,624                                           35,636


    See Notes to Unaudited Pro Forma Combined Condensed Statement of Income.

      Notes to Unaudited Pro Forma Combined Condensed Statement of Income

(1) Reflects the elimination of intercompany sales and cost of sales between Sweetheart and Fonda.

(2) Reflects the historical results of operations of the Dopaco Acquisition from December 25, 2000 through the August 28, 2001 acquisition date.

(3) The pro forma adjustments to interest expense, net, consist of the following (in thousands):


       Historical interest expense, net.........           $  38,259
                                                           =========
       Elimination of historical interest expense
          related to debt being repaid..........           $ (10,872)
                                                           ---------
       Adjustments to interest expense:
          Consent solicitation..................               1,701
          New Senior Credit Facility............               7,898
          Amortization of debt issuance costs...               1,280
                                                           ---------
       Interest expense on new debt ............              10,879
                                                           ---------
       Net increase in interest expense, net....           $       7
                                                           =========

     Interest on the New Senior Credit Facility is calculated based on the average outstanding balance for the twelve months and reflects an assumed interest rate of 5.00%. The interest adjustment for the consent solicitation reflects the annual interest rate increase of 150 basis points offered to the Holders of the Notes in the consent solicitation. Interest on the term loans is held unchanged in the pro forma period. Debt issuance costs are being amortized over the respective lives of the Notes and the New Senior Credit Facility.

(4) For pro forma purposes, the income tax provision was calculated at 40% based on enacted statutory rates applied to pro forma pre-tax income and the provisions of SFAS No. 109.

(5) EBITDA is income before income taxes, minority interest, extraordinary loss, interest expense, net, restructuring charge, asset impairment expense, other income, net and depreciation and amortization. EBITDA should not be considered as an alternative to, or more meaningful than, income before income taxes, cash flow from operating activities or other traditional indicators of operating performance. Rather, EBITDA is presented because it is a widely accepted supplemental financial measure that we believe provides relevant and useful information. Our calculation of EBITDA may not be comparable to a similarly titled measure reported by other companies, since all companies do not calculate this non-GAAP measure in the same manner.

(6) Depreciation and amortization excludes amortization of debt issuance costs which is included in interest expense, net and the amortization of the deferred gain from a sale-leaseback transaction which is included in other income, net.

(7) Cash interest expense excludes amortization of debt issuance costs and interest income.